UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 1, 2007

HANOVER COMPRESSOR COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13071	76-0625124
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

12001 North Houston Rosslyn		77086
Houston, Texas		(Zip Code)
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (281) 447-8787
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release
Press Release

Item 8.01 Other Events.
     On August 1, 2007, Hanover Compressor Company (“Hanover”) announced that in connection with its previously announced tender offers and consent solicitations (the “Tender Offers”) for its 8.625% Senior Notes due 2010, 7.5% Senior Notes due 2013 and 9.0% Senior Notes due 2014, it has received the requisite consents to amend the indentures governing the notes. On August 6, 2007, Hanover announced the pricing terms for the Tender Offers. The foregoing descriptions are qualified in their entirety by reference to the press releases, which are attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1*	Press Release dated August 1, 2007

99.2*	Press Release dated August 6, 2007

*	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER COMPRESSOR COMPANY
Date: August 6, 2007	By:	/s/ Suzanne B. Kean
	Name:	Suzanne B. Kean
	Title:	Vice President and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 1, 2007

99.2	Press Release dated August 6, 2007